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                                                                    EXHIBIT 99.2

                QUEST SOFTWARE, INC. AND MBR TECHNOLOGIES, INC.

                             PRO FORMA INFORMATION

     On December 17, 1999 the Company, through a wholly owned subsidiary, acquired all of the outstanding common stock and stock options of MBR Technologies, Inc. (MBR) in exchange for 93,471 shares of Quest Common Stock valued at $9,323,732, a cash payment of $1,313,583 and the assumption of net liabilities of $340,000. The acquisition was accounted for as a purchase.

     The following unaudited pro forma combined results of operations for the years ended December 31, 1999 and 1998 assumes that the acquisition had occurred on January 1, 1998. The pro forma combined results of operations is presented for information purposes only, is based on historical information, and does not necessarily reflect the actual results that would have occurred nor is it necessarily indicative of future results of the combined enterprise.

                    NOTES TO PRO FORMA FINANCIAL STATEMENTS

(1) To reflect the increase in goodwill amortization expense ($11,534M/60 x 12) on a straight-line basis over five years resulting from the acquisition.

(2) To reflect the decrease in interest income due to the use of cash in the acquisition at a 5% annual yield.

(3) To reflect the decrease in income tax expense resulting from the utilization of the operating loss of MBR for the year.

(4) To adjust for the 93,471 shares of Quest common stock issued in the acquisition of MBR.


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

                     QUEST SOFTWARE, INC. AND MBR TECHNOLOGIES

                        UNAUDITED PRO FORMA INCOME STATEMENT
                        FOR THE YEAR ENDED DECEMBER 31, 1999
                       (IN THOUSANDS EXCEPT PER SHARE AMOUNTS)

                                             QUEST           MBR                                        COMBINED
                                            SOFTWARE     TECHNOLOGIES      TOTAL                       PRO FORMA
                                          DECEMBER 31,   DECEMBER 17,   DECEMBER 31,    PRO FORMA     DECEMBER 31,
                                              1999           1999           1999       ADJUSTMENTS        1999
                                          ------------   ------------   ------------   -----------    ------------
Revenues:
  Licenses..............................    $54,269         $ 380         $54,649        $    --        $54,649
  Services..............................     16,599           190          16,789             --         16,789
                                            -------         -----         -------        -------        -------
       Total revenues...................     70,868           570          71,438             --         71,438

Cost of Revenues:
  Licenses..............................      2,998           346           3,344             --          3,344
  Services..............................      4,195           195           4,390             --          4,390
                                            -------         -----         -------        -------        -------
       Total cost of revenues...........      7,193           541           7,734             --          7,734
                                            -------         -----         -------        -------        -------
Gross profit............................     63,675            29          63,704             --         63,704

Operating expenses:
  Sales and marketing...................     32,078           149          32,227             --         32,227
  Research and development..............     15,980           209          16,189             --         16,189
  General and administrative............      9,906           524          10,430             --         10,430
  Compensation costs and goodwill
     amortization.......................      1,243            --           1,243          2,307(1)       3,550
                                            -------         -----         -------        -------        -------
       Total operating expenses.........     59,207           882          60,089          2,307         62,396
                                            -------         -----         -------        -------        -------
Income (loss) from operations...........      4,468          (853)          3,615         (2,307)         1,308
Other income (expense), net.............      1,202           (31)          1,171            (71)(2)      1,100
                                            -------         -----         -------        -------        -------
Income before income tax provision......      5,670          (884)          4,786         (2,378)         2,408
Income tax provision....................      2,273             1           2,274           (384)(3)      1,890
                                            -------         -----         -------        -------        -------
Net income (loss).......................      3,397          (885)          2,512         (1,994)           518
Preferred stock dividends...............        590            --             590             --            590
                                            -------         -----         -------        -------        -------
Net income (loss) applicable to common
  shareholders..........................    $ 2,807         $(885)        $ 1,922        $(1,994)       $   (72)
                                            =======         =====         =======        =======        =======
Basic and diluted net income per
  share.................................    $  0.07                                                     $ (0.00)
                                            =======                                                     =======

Weighted average shares:
  Basic.................................     37,677                                           93(4)      37,270
  Diluted...............................     41,805                                           93(4)      41,898


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

                   QUEST SOFTWARE, INC. AND MBR TECHNOLOGIES

                      UNAUDITED PRO FORMA INCOME STATEMENT
                      FOR THE YEAR ENDED DECEMBER 31, 1998
                    (IN THOUSANDS EXCEPT PER SHARE AMOUNTS)

                                      QUEST           MBR                                        COMBINED
                                     SOFTWARE     TECHNOLOGIES      TOTAL                       PRO FORMA
                                   DECEMBER 31,    MARCH 31,     DECEMBER 31,    PRO FORMA     DECEMBER 31,
                                       1998           1999           1998       ADJUSTMENTS        1998
                                   ------------   ------------   ------------   -----------    ------------
Revenues:
  Licenses.......................    $24,901         $ 122         $25,023        $    --        $25,023
  Services.......................      9,889           146          10,035             --         10,035
                                     -------         -----         -------        -------        -------
       Total revenues............     34,790           268          35,058             --         35,058

Cost of revenues:
  Licenses.......................      3,433           337           3,770             --          3,770
  Services.......................      2,507            66           2,573             --          2,573
                                     -------         -----         -------        -------        -------
       Total cost of revenues....      5,940           403           6,343             --          6,343
                                     -------         -----         -------        -------        -------
Gross profit (loss)..............     28,850          (135)         28,715             --         28,715

Operating expenses:
  Sales and marketing............     11,836            62          11,898             --         11,898
  Research and development.......      8,047           301           8,348             --          8,348
  General and administrative.....      5,278           368           5,646          2,307(1)       7,953
                                     -------         -----         -------        -------        -------
       Total operating
          expenses...............     25,161           731          25,892          2,307         28,199
                                     -------         -----         -------        -------        -------
Income from (loss) operations....      3,689          (866)          2,823         (2,307)           516
Other income (expense), net......        336            (7)            329            (71)(2)        258
                                     -------         -----         -------        -------        -------
Income before income tax
  provision......................      4,025          (873)          3,152         (2,378)           774
Income tax provision.............      1,679             1           1,680           (394)(3)      1,286
                                     -------         -----         -------        -------        -------
Net income (loss)................    $ 2,346         $(874)        $ 1,472        $(1,984)       $  (512)
                                     =======         =====         =======        =======        =======
Basic and diluted net income per
  share..........................    $  0.05                                                     $ (0.01)

Weighted average shares:
  Basic..........................     44,261                                           93(4)      44,354
  Diluted........................     44,459                                           93(4)      44,552


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